UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2008
Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33160 (Commission File Number)	20-2436320 (I.R.S. Employer Identification Number)
3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)
(316) 526-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On February 27, 2008, Spirit AeroSystems Holdings, Inc. (“Spirit”) implemented certain changes in its executive organizational structure. This revised structure changes the reporting structure to one in which the Senior Vice Presidents/General Managers of the segments report directly to the Chief Executive Officer (CEO) rather than the Chief Operating Officer (COO). Ronald C. Brunton, who has served as the COO since the Company’s inception, will assume the role of Chief Operations Officer and will continue reporting directly to the CEO.
John Lewelling, a named executive officer of Spirit, will change roles from Senior Vice President, Strategy and Information Technology, a position he has held since February 2006, to Senior Vice President/General Manager of Wing Systems Segment, also reporting directly to the CEO.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
Date: March 3, 2008	/s/ Gloria Farha Flentje
Gloria Farha Flentje
Vice President, General Counsel and Secretary

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